                      FIRST AMENDMENT OF LEASE

     THIS FIRST AMENDMENT OF LEASE (the "Amendment") is made as of the 12th day of June, 1998, between FF PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), and EAGLE HARDWARE AND GARDEN, INC., A WASHINGTON CORPORATION ("Tenant"), with reference to the following facts:

RECITALS:

     A. Landlord and Tenant have entered into a written ground lease (the "Lease"), dated as of March 5, 1998 for certain premises (the "Premises") located in the City of Westminster, County of Orange, State of California which is a part of that certain shopping center commonly known as the "Westminster Gateway Center" (the "Center"). In the Lease, the Premises had been referred to, in part, as Lots 2, 3, 4, and 5 of Tract Map No. 15514, as more particularly described in the Lease.

     B. An Application for Lot Line Adjustment LL-A 98-2 was recorded on May 12, 1998, as Instrument No. 19980291311 and was re-recorded on June 10, 1998 as Instrument No. 19980364998, in the Official Records of Orange County, California (the "Lot Line Adjustment"). The Lot Line Adjustment was recorded in order to, among other things, correct certain boundaries of the legal lots comprising the Center.

     C. The parties desire to confirm the legal description of the real property comprising both the Shopping Center and the Premises (as those terms are used in the Lease), as the same have been modified by the Lot Line Adjustment. Following the execution of this Amendment, the parties also intend to cause a Memorandum of the Lease to be recorded in the Official Records of Orange County, California.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows (unless otherwise defined herein, capitalized terms shall have the same definition in this Amendment as set forth in the Lease):

AGREEMENT:

     1. SHOPPING CENTER. Notwithstanding anything to the contrary contained in the Lease, the legal description of the Shopping Center is as follows:

           Parcels 1 through 6, inclusive, of the Lot Line Adjustment.

    2. PREMISES. Notwithstanding anything to the contrary contained in the Lease, the legal description of the Premises is as follows:

           Parcels, 4, 5, and 6, inclusive, of the Lot Line Adjustment.

     3. NO OTHER MODIFICATIONS. Except as expressly set forth in this Amendment, the Lease is not amended, modified, or supplemented in any way and remains in full force and effect. In the event of a conflict between the terms of the Lease and this Amendment, this Amendment shall govern.

     4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                          LANDLORD:

                          FF PROPERTIES, L.P., a California limited partnership

                          By: Carnoustie, Inc., a California corporation Its general partner

                          By: /s/ James D. Vandever
                              -------------------------------------
                          Name: James. D. Vandever
                              -------------------------------------
                          Title: Vice President
                              -------------------------------------


                          TENANT:

                          EAGLE HARDWARE & GARDEN, INC.,
                          a Washington corporation

                          By: /s/ Richard T. Takata
                              -------------------------------------
                          Name: Richard T. Takata
                              -------------------------------------
                          Title: President & CEO
                              -------------------------------------

State of California  )
                     )   ss.
County of Los Angeles)



     On June 29, 1998, before me, Jill Saperstein, Notary Public, personally appeared James D. Vandever, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


-------------------------------------
            JILL SAPERSTEIN
[SEAL]    Commission # 1088002               /s/ Jill Saperstein
         Notary Public -- California         ------------------------
            Los Angeles County
       My Comm. Expires Feb 16, 2000
-------------------------------------

Capacity of signer: Vice President
Signer is representing: Carnoustie, Inc., general partner of FF Properties, L.P.
Document: First Amendment of Lease

State of Washington   )
                      )   ss.
County of King        )



      On June 16, 1998, before me, Sibyl A. Tice, Notary Public, personally appeared Richard T. Takata, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same as President and Chief Executive Officer of Eagle Hardware & Garden, Inc., and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


[SEAL]                    /s/ Sibyl A. Tice
                       --------------------------------
                          Sibyl A. Tice
                          Notary Public for Washington
                          My Commission Expires: 2/14/02